Exhibit 31.2

ADVENTRX Pharmaceuticals, Inc.
CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven M.  Plumb, CPA, Chief Financial Officer of ADVENTRX Pharmaceuticals, Inc. certify that:

1.             I have reviewed this annual report on Form 10-KSB of ADVENTRX Pharmaceuticals, Inc.

2.             Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

3.             Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.             The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

                 a)             Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period  in  which  this  annual  report  is being prepared;

                 b)            Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period  covered by this report based on such evaluation;

                 c)             Disclosed in this annual report any change in the registrant's internal control over financial reporting that occurred during the  registrant's  fourth fiscal  quarter that has  materially affected,  or is reasonably likely to materially  affect,  the registrant's internal control over financial reporting; and

5.             The Registrant’s other certifying officer and I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's    board of directors (or persons   performing   the equivalent functions):

                 a)             All significant deficiencies and material weaknesses in the design or operation of  internal   control  over  financial reporting which are reasonably  likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

                 b)            Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Date:    March 26, 2004                       By:  /s/ Steven M. Plumb
                                                                       Steven M. Plumb
                                                                     Chief Financial Officer